LEGG MASON PARTNERS INSTITUTIONAL TRUST

Western Asset Institutional Government Money Market Fund

Western Asset Institutional Money Market Fund

Western Asset Institutional Municipal Money Market Fund

(the “funds”)

Supplement Dated March 13, 2009

to the Prospectus and Statement of Additional Information

Dated September 15, 2008

Unless otherwise noted, effective close of business on April 3, 2009 the following information supersedes and replaces any contrary information in the funds’ Prospectus and Statement of Additional Information:

Transfer Agent

Boston Financial Data Services, Inc. (the “transfer agent”), located at 2 Heritage Drive, North Quincy, Massachusetts 02171, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

For more information or to obtain shareholder reports or the Statement of Additional Information, please call Institutional Shareholder Services at 1-800-625-4554 between 8:30 a.m. and 5:00 p.m. (Eastern Time).

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